TEXAS CAPITAL BANCSHARES, INC.

Overview

Company Overview

Financial Summary[a]

Assets	$1,057
Loans	836
Deposits	842
Shareholders' Equity	94
YTD Operating Income	$7.60
YTD Net Income	3.75
YTD EPS	0.40
Book Value Per Share	$9.84
Shares for Book Value	9,559,891

As of September 30, 2001 Texas Capital Bank was the largest independent bank in DFW.

[a]Financial information as of September 30, 2001. Dollar amounts in millions except per share data.

Rationale

- Provide a Texas owned, based, and managed alternative to out-of-state banks
- Fill the void in middle-market banking services between large out-of-state banks and smaller community banks
- Create a state-wide franchise in Texas' five major markets
- Provide a technology-based service delivery system

Rationale for Market Segment Strategy

- Businesses with borrowing needs up to $10m
- Executives of those businesses
- Affluent individuals

1. Perceived opportunity in an underserved market
2. Growth potential
3. Leverage opportunity
4. Minimal investment in fixed assets
5. Highly efficient model/low efficiency ratio
6. Profit potential
7. Skill set of Founders

Rationale for Avoiding Retail Banking

- Barriers to entry
  - Cost of establishing branch network
  - Required advertising support
- Competition
  - Commercial Banks
  - S & Ls
  - Credit Unions
  - Other financial intermediaries
- Economies of scale
- Slow growth model
- Skill set of Founders

Rationale for Internet Banking

- Rapid growth of internet and electronic banking
  - 5 million users in 1998
  - 22 million projected by 2001
- Affluent market segment
  - Annual mean income of PC users: $60,000
  - Annual mean income of non PC users: $45,000
- Highly scalable
- Borderless market
- Transaction costs
  - Electronic: $ .15 per transaction
  - Non electronic: $1.60 per transaction
- High-growth model

History

- Commenced operations December 1998
- $80 million initial capitalization
- Largest start-up bank in U.S. history
- $10 million lending limit
- $27 million additional capital raised May 2000
- 779 shareholders
- SEC Reporting Company July 2000

Strategy

- Create a "Bank for the 21st Century"
  - Limited brick and mortar
  - Limited drive-thru's
  - Small bank lobbies
  - Rely on technology and courier services
- No retail branch network
- Retail deposits delivered via Internet
- Focus on commercial middle-market and affluent individuals

Strategy

- Focus on key Texas markets
  - Dallas
  - Fort Worth
  - Austin
  - San Antonio
  - Houston
- Develop shareholders as core customers
- Outsource support services
- Recruit premier local bankers
- Rely on incentive-based compensation

Management Team

		Experience
Jody Grant	Chairman & CEO	31 years
Raleigh Hortenstine III	President	32
Gregory Hultgren	CFO	23
George Jones, Jr.	President*	35
C. Keith Cargill	Executive Vice President*	21
Vince Ackerson	Executive Vice President*	20
David Cargill	Executive Vice President*	28
Total Years		190
Average Years		27

*Officers of Texas Capital Bank

Shareholders

- Prominent Texas investors
- Located in five targeted markets
- Shareholders are core customer base

Board of Directors

Board Members

Leo Corrigan	President, Corrigan Holdings
James Erwin	Managing Director, Erwin, Graves & Associates
Jody Grant	Chairman & CEO, Texas Capital Bancshares, Inc.
Fred Hegi	Principal, Wingate Partners
Jim Holland	President & CEO, Unity Hunt, Inc.
Raleigh Hortenstine III	President, Texas Capital Bancshares, Inc.
George Jones, Jr.	President & CEO, Texas Capital Bank
David Lawson	President & CEO, Capital One Auto Finance
Larry Makel	Managing Partner, Patton Boggs, L.L.P.
Bo McAllister	Chairman, Texas Insurance Agency
Lee Roy Mitchell	Chairman & CEO, Cinemark USA, Inc.
Marshall Payne	Partner, Cardinal Investment Company, Inc.
Steve Rosenberg	President, SPR Ventures, Inc.
John Snyder	Chairman, Snyder Operating Company
Bob Stallings	Chairman, Stallings Capital; Goff Moore Strategic Partners, L.P.
Ted Strauss	Senior Managing Director, Bear Stearns & Co., Inc.
Jimmy Thompson, Jr.	Independent Oil & Gas Owner/Operator
Ian Turpin	President & CEO, LBJ Holding Company
Dave Wood	President & CEO, AMS Staff Leasing

Other Prominent Shareholders

Q Ventures, L.P. – Fort Worth, Texas, Hedge Fund
Capital Southwest Corporation – Dallas/Fort Worth
Keefe, Bruyette & Woods, Inc.
Drayton McLane – Owner, Houston Astros
Tom Hicks, John Muse, Jack Furst – Hicks, Muse, Tate & Furst
Electronic Data Systems (EDS)
Dallas Semiconductor Corp.
Red McCombs – Owner, Minnesota Vikings
Palmetto Partners, Ltd. – Bob McNair, Owner, Houston NFL franchise
Les Alberthal – retired CEO, Electronic Data Systems
Don Carty – CEO, American Airlines, Inc.
Robert Decherd – CEO, Belo Corp.
Charles Duncan – former President, Coca-Cola, Inc.
Gregg Engles – Chairman & CEO, Suiza Foods
George Kozmetsky – retired Dean, UT at Austin School of Business

Shares held by board 31%

Shares held by management team 17%

Deposit Market Share

	Total Deposits[a]	Texas Capital Bank Market Share	Texas Capital Bank Deposits[b]
Dallas/Fort Worth	$52,580	1.47%	$771 [c]
San Antonio	16,307	0.27	44
Austin	9,098	0.30	27
Houston	47,435	NA	NA

[a] Deposits are in millions of dollars as of June 30, 2000. Source: SNL Securities.

[b] Deposits are in millions of dollars as of September 30, 2001.

[c] Includes deposits from TCB Internet Bank.

Assets



Millions
1,200
1,000
800
600
400
200
0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
1999
2000
2001
Total Assets
Loans, net
Securities

As of Q3 2001

Total Assets $1,057 Million	(100%)
Loans, net $836 Million	(79%)
Securities $165 Million	(16%)

Lines of Business

- Corporate Banking
- Real Estate
- Private Client
- Wealth Management
- Business Banking
- Energy
- Cash Management
- Mortgage Warehousing
- Leasing
- TCB Internet Bank (BankDirect)

Loan Portfolio by Line of Business



42%
17%
13%
11%
9%
5%
3%

Corporate -	$358	(42%)
Real Estate -	149	(17)
Private Client -	108	(13)
Business -	94	(11)
Energy -	77	(9)
Leasing -	45	(5)
Mortgage Warehousing -	23	(3)
Total Loans	$854	(100%)

Loans are in millions of dollars as of September 30, 2001.

Loan Portfolio Composition



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5%
23%
5%
67%
3%
6%
26%
13%
52%
5%
3%
26%
19%
47%
12/31/1999
12/31/2000
9/30/2001
Commercial
Construction
Real Estate
Consumer
Leases

As of September 30, 2001 In Millions		
Commercial	$ 398	(47%)
Construction	163	(19)
Real Estate	223	(26)
Consumer	25	(3)
Leases	45	(5)
Total Loans	$854	(100%)

Credit Quality

	Year ended Dec 31, 2000	Nine Months Ended Sept 30 2000	Nine Months Ended Sept 30 2001
Beginning Balance	$ 2,775	$ 2,775	$ 8,910
Loans Charged-off:			
Leases	0	0	353
Commercial	0	0	1,388
Total	2,775	2,775	7,169
Provision for Loan Losses	6,135	3,049	3,852
Ending Balance	$ 8,910	$ 5,824	$ 11,021
Reserves/Loans	1.42 %	1.08 %	1.29 %
Net Charge-offs/Average Loans	0.00	0.00	0.23
Provision for Loan Losses/Average Loans	0.44	0.83	0.51
Loans Past Due (90 Days)/Total Loans	0.00	0.00	0.01
NPA + 90 Days/Loans + OREO	0.00	0.00	0.65

Financial data is in thousands of dollars.

Credit Quality

		Selected Peer Group[b]		
	Texas Capital[a]	Median	High	Low
Reserves/Loans	1.29 %	1.35 %	1.77 %	1.14 %
Net Charge-offs/Average Loans	0.23	0.47	0.48	0.12
Provision for Loan Losses/Average Loans	0.51	0.51	0.98	0.28
Loans Past Due/Total Loans	0.01	0.08	0.24	0.01
NPA + 90 Days/Loans + OREO	0.65	0.83	1.32	0.58

[a] As of September 30, 2001.

[b] Selected Peer Group includes Cullen/Frost Bankers, Inc., Southwest Bancorporation of Texas, Inc., Sterling Bancshares, Inc. and Summit Bancshares, Inc.

Source: SunTrust Robinson Humphrey℠

Funding Goals

	Funding Mix Goals
▪ TCB Traditional Deposits - Shareholder/PCG initiative - New deposit promotion	65-75% of total deposits
▪ TCB Internet Deposits - AAdvantage™/BankDirect Affinity Program - Shift in Internet funding mix - Core composition of BankDirect deposits	20-25% of total deposits
▪ Institutional Deposits - Non-customer Euro time deposits - Merrill Lynch retail CDs	10-15% of total deposits
▪ Other Borrowings - FFP, RP, FHLB, TT&L - Core, stable borrowing sources	15-20% of total assets

Funding Sources


Millions
500
450
400
350
300
250
200
150
100
50
0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
1999
2000
2001
TCB Traditional Deposits
TCB Internet Deposits
Institutional Deposits
Borrowings

As of Q3 2001

TCB Traditional Deposits
$468 Million 56% of TD

TCB Internet Deposits
$276 Million 33% of TD

Institutional Deposits
$98 Million 11% of TD

Total TCB Deposits
$842 Million 100%

Borrowings
$111 Million 11% of TA

TCB Traditional Deposit Growth



Millions
500
450
400
350
300
250
200
150
100
50
0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
1999
2000
2001
Non Interest Bearing
Interest Bearing
Total

As of Q3 2001

Non Interest Bearing
$111 Million (24%)

Interest Bearing
$357 Million (76%)

Total
$468 Million (100%)

Growth Rate

Actual

Growth Rate %	1999	2000	2001[a]
Assets	357%	122%	22%
Loans	1,952	176	48
Securities	5,085	30	(31)
Deposits	1,692%	177%	8%

[a]Annualized as of September 2001

Financial Performance

	Fiscal Year Ended Dec 31,		Nine Months Ended Sept 30,
	1999	2000	2001
Interest Income	$14,414	$55,769	$54,203
Interest Expense	6,166	32,930	28,521
Net Interest Income (before provision)	8,248	22,839	25,682
Provision for Loan Losses	2,687	6,135	3,852
Net Interest Income (after provision)	5,561	16,704	21,830
Non Interest Income	358	1,957	4,075
Non Interest Expense	15,217	35,158	22,155
Net (Loss) Income	(9,298)	(16,497)	3,750
Provision for Loan Losses	2,687	6,135	3,852
Operating (Loss) Income	$(6,611)	$(10,362)	$7,602

Unutilized NOL as of 9/30/01 was $7,100

Financial information is in thousands of dollars.

2001 Earnings Trend



Thousands
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Q1
Q2
Q3
$3,777
$2,458
$1,367
$2,047
$1,166
$537
Operating Income
Net Income

YTD September 2001
(In Thousands)

Operating Income*
$7,602

Net Income
$3,750

*Operating Income = Net Income Plus Loan Loss Provisions

2001 Efficiency Ratio



95%
85%
75%
65%
55%
45%
89%
79%
68%
62%
Q1
Q2
Q3
Q4

Peer Group Ratios[a]:	High	Low	Median
	66.7%	52.6%	62.8%

[a]Selected Peer Group includes Southwest Bancorporation of Texas, Inc., Sterling Bancshares, Inc., Summit Bancshares, Inc. and Cullen/Frost Bankers, Inc.

TEXAS CAPITAL BANCSHARES, INC.

Certain statements in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to the financial results and plans for future business development activities, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties included, but not limited to, general economic conditions, competition, interest rate sensitivity, exposure to regulatory and legislative changes, and other uncertainties detailed from time to time in the Company's Securities and Exchange Commission filing.